Supplement dated April 18, 2019
to the Prospectus of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Partners Small Cap Growth Fund	5/1/2018
 On April 18, 2019, the Fund's Board of Trustees approved certain changes to the Fund's subadvisers. As a result, effective on or about May 20, 2019 (the Effective Date), Scout Investments, Inc. (Scout) assumes day-to-day management of a portion of the Fund's portfolio as a subadviser to the Fund. Accordingly, on the Effective Date, the changes described in this Supplement are hereby made to the Fund's prospectus.
On the Effective Date, the information under the heading “Fund Management” in the “Summary of VP - Partners Small Cap Growth Fund” section of the prospectus is hereby revised to add the following:
Subadviser: Scout Investments, Inc. (Scout)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
James McBride, CFA	Portfolio Manager of Scout	Lead Portfolio Manager	May 2019
Timothy Miller, CFA	Portfolio Manager of Scout	Co-Portfolio Manager	May 2019
The rest of the section remains the same.
On the Effective Date, the information in the second paragraph under the heading “Principal Investment Strategies” in the “More Information About VP - Partners Small Cap Growth Fund” section is hereby superseded and replaced with the following information:
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers: BMO Asset Management Corp. (BMO), Scout Investments, Inc. (Scout), and Wells Capital Management Incorporated (WellsCap) (BMO, Scout, and WellsCap, each a Subadviser and collectively, the Subadvisers). The Subadvisers provide day-to-day portfolio management to the Fund. The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy. One or more of the Fund’s subadvisers uses quantitative methods to identify investment opportunities and construct their portion of the Fund’s portfolio.
On the Effective Date, the information under the heading “Principal Investment Strategies” in the “More Information About VP - Partners Small Cap Growth Fund” section of the prospectus is hereby revised to add the following:
Scout
Scout invests primarily in equity securities (generally common stocks) of small-capitalization companies located in the United States. Scout normally invests in a diversified portfolio of equity securities that are selected based upon Scout’s perception of a stock’s above-average potential for long-term growth of capital.
Scout searches for companies that it believes are well positioned to benefit from the emergence of long-term catalysts for growth. The growth catalysts identified by Scout are long-term and secular (i.e., exhibiting relatively consistent expansion over a long period). Following the identification of well-positioned companies, Scout estimates the fair value of each candidate by assessing margin structure, growth rate, debt level and other measures which Scout believes influence relative stock valuations. Scout’s overall company analysis includes the assessment of the liquidity of each security, sustainability of profit margins, barriers to entry, company management and free cash flow. Scout may sell a security when it perceives stretched valuations and/or deteriorating fundamentals, including significant management changes or a misalignment with long-term trends, or for other reasons.
The rest of the section remains the same.
On the Effective Date, the information under the subsection "Portfolio Management" in the "More Information About VP - Partners Small Cap Growth Fund" section of the prospectus is revised to add the following information after the first paragraph:
A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with Scout will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2019.
The rest of the section remains the same.
S-6546-121 A (4/19)

On the Effective Date, the information under the heading “Subadvisers” in the “More Information About VP - Partners Small Cap Growth Fund” section is hereby revised to add the following:
Scout, which has served as Subadviser to the Fund since May 2019, is located at 1201 Walnut Street, 21st Floor, Kansas City, MO 64106. Scout, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. Scout is a registered investment adviser and was formed in 2001. Scout offers an array of investment strategies (including equity strategies and fixed income strategies), as well as customized strategies and socially responsible portfolios.
The rest of the section remains the same.
On the Effective Date, the information under the heading “Portfolio Managers” in the “More Information About VP - Partners Small Cap Growth Fund” section is hereby revised to add the following:
Subadviser: Scout Investments, Inc. (Scout)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
James McBride, CFA	Portfolio Manager of Scout	Lead Portfolio Manager	May 2019
Timothy Miller, CFA	Portfolio Manager of Scout	Co-Portfolio Manager	May 2019
Mr. McBride joined Scout in 2009. Mr. McBride began his investment career in 1991 and earned a B.S. from Wichita State University and an M.B.A. from Indiana University.
Mr. Miller joined Scout in 2012. Mr. Miller began his investment career in 1996 and earned a B.A. from the University of California, Los Angeles and an M.B.A. from Indiana University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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S-6546-121 A (4/19)